EVERGREEN FIXED INCOME TRUST EVERGREEN SELECT FIXED INCOME TRUST 200 Berkeley Street Boston, Massachusetts 02116 1.800.343.2898
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
STATEMENT OF ADDITIONAL INFORMATION

September 1, 2006

Evergreen Core Bond Fund (“Core Bond Fund”) Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”)

Evergreen Diversified Bond Fund (“Diversified Bond Fund”)

Evergreen High Yield Bond Fund (“High Yield Bond Fund”)

Evergreen Strategic Income Fund (“Strategic Income Fund”)

Evergreen U.S. Government Fund (“U.S. Government Fund”)

Each Fund is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust	Each Fund is a series of an open-end management investment company known as Evergreen Fixed Income Trust
(Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, a “Trust”, together, the “Trusts”)

            This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 1, 2006, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three prospectuses – one offering Class A, Class B, Class C shares of each Fund except Select High Yield Bond Fund and Class I shares of each Fund, one offering Class IS shares of Core Bond Fund and Select High Yield Bond Fund and one offering Class R shares of Core Bond Fund. You may obtain a prospectus without a charge by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to the Funds’ Annual Reports dated April 30, 2006. You may obtain a copy of the Annual Reports without charge by calling 1.800.343.2898 or downloading them off our Web site at EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-9

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-13

SERVICE PROVIDERS................................................................................................................... 1-13

FINANCIAL STATEMENTS.............................................................................................................. 1-16

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-46

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-52

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-53

ADDITIONAL INFORMATION........................................................................................................... 2-63

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.   Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund are each a diversified series of Evergreen Fixed Income Trust. Evergreen Core Bond Fund and Evergreen Select High Yield Bond Fund are each a diversified series of Evergreen Select Fixed Income Trust.  A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.         Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversified Funds:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  The 5% and 10% limitations do not apply to (1) the Funds’ assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities and (3) shares of other investment companies.

2.         Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.         Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

              Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.         Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.         Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”   Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses.  The list below applies to all Funds unless otherwise noted.The Fund may invest or participate in any of the securities and practices found in Part 2 of this SAI under "Additional Information on Securities and Investment Practices" to a de minimis extent (up to 5% of the Fund's assets).

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions (applicable to Core Bond Fund, Diversified Bond Fund, High Yield Bond Fund, Strategic Income Fund and U.S.    Government Fund)

Covered Dollar Rolls (applicable to Core Bond Fund, Diversified Bond Fund, High Yield Bond Fund,Strategic Income Fund and U.S. Government

   Fund)

Convertible Securities (applicable to CoreBond Fund, Diversified Bond Fund and Select High Yield Bond

    Fund)

Swaps, Caps, Floors and Collars (applicable toCore Bond Fund and Select High Yield

    Bond Fund)

Options and Futures Strategies

Foreign Securities (applicable to Diversified Bond Fund, High Yield Fund, Select High Yield Bond Fund and

   Strategic Income Fund)

Foreign Currency Transactions (applicable toDiversified Bond Fund, High Yield Bond Fund, Select High Yield Bond

   Fund and Strategic Income Fund)

Premium Securities

High Yield, High Risk Bonds (applicable toDiversified Bond Fund, High Yield Bond Fund, Select High Yield Bond Fund

    and Strategic Income Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Obligations of Foreign Branches of U.S. Banks (applicable toDiversified Bond Fund and High Yield Bond Fund)

Zero Coupon “Stripped” Bonds

Mortgage‑Backed or Asset‑Backed Securities

Limited Partnerships (applicable toDiversified Bond Fund, High Yield Bond Fund and

    Strategic Income Fund)

Master Demand Notes

Brady Bonds

Payment in Kind Securities

Variable or Floating Rate Securities

Securities Lending

Leverage

TBA Mortgage Securities (applicable to Strategic Income Fund)

Currency Cross-hedge (applicable to Strategic Income Fund)

Currency Proxy-hedge (applicable to Strategic Income Fund)

Creating a Net Long Position Versus a Foreign Currency (applicable to Strategic Income Fund)

Sovereign Debt Obligations (applicable to Strategic Income Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of August 1, 2006, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of each Fund as of August 1, 2006.  The Funds do not know if any of the below held their shares beneficially.

Core Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	18.58%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	17.58%
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.17%
Core Bond Fund Class B
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	7.23%
Core Bond Fund Class C
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	52.35%
Core Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	50.71%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	16.45%
Wachovia Bank Cash/Reinvest Acct. 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	10.05%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	7.57%
Core Bond Fund Class IS
Oklahoma Public Employees Retire System- Board of Trustees Sooner Savings Plan c/o Great West 8515 E. Orchard Rd 2T2 Englewood, CO 80111-5002	21.91%
Core Bond Fund Class R
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	52.75%
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	47.18%
Diversified Bond Fund Class A
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.89%
Diversified Bond Fund Class B
MLPF&S For the Sole Benefit of its customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.85%
Diversified Bond Fund Class C
None
Diversified Bond Fund Class I
Charles Schawb & Co Inc Special Custody Account FBO Exclusive Benefit of Customers 101 Montgomery St/Mutual Funds San Francisco, CA 94104	7.22%
MLPF&S for the sole benefit of its customers Attn: Fund Admin 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246	5.45%
Citigroup Global Markets Inc House Account Attn: Peter Booth, 7th floor 333 West 34th Street New York, NY 1001-2402	5.20%
High Yield Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	17.79%
High Yield Bond Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.07%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.44%
High Yield Bond Fund Class C
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.80%
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.00%
High Yield Bond Fund Class I
Wachovia Bank Trust Account Cash/Reinvest 1525 West WT Harris Blvd. Charlotte, NC 28288-000	28.02%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	24.95%
Wachovia Bank 401 (k) Accounts 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	16.58%
FTC & Co. Attn: Datalynx House Account PO Box 173736 Denver, CO 80217-3736	12.14%
Wachovia Bank Reinvest Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	7.96%
Select High Yield Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	32.21%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor CMG 1151 Charlotte, NC 28202-1934	27.87%
Wachovia Bank Trust Account Cash/Reinvest 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	6.20%
Select High Yield Bond Fund Class IS
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	29.88%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	23.74%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	20.14%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.10%
Strategic Income Fund Class A
Charles Schwab & Co. Inc. Special Custody Acct. FBO Exclusive Benefit of Customers Reinvest Acct. 101 Montgomery St./ Mutual Funds San Francisco, CA 94104-4122	16.17%
Strategic Income Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	5.27%
Strategic Income Fund Class C
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	11.03%
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	8.65%
Strategic Income Fund Class I
Wachovia Bank Cash Account 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	51.76%
Wachovia Bank 401 (k) Accounts 1525 W. WT Harris Blvd. Charlotte, NC 28288-0001	16.21%
SEI Private Trust Company c/o Wachovia Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oak, PA 19456	15.17%
Wachovia Bank Reinvest Accounts Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-000	6.33%
U.S. Government Fund Class A
None
U.S. Government Fund Class B
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	6.93%
U.S. Government Fund Class C
MLPF&S For the Sole Benefit of it’s customers Attn: Fund Admin. 4800 Deer Lake Dr. E. 2nd Floor Jacksonville, FL 32246-6484	9.53%
SEI Private Trust Company c/o Cherry Trust & Co. Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.01%
U.S. Government Fund Class I
Wachovia Bank 401k Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	48.75%
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave. Floor 3 New York, NY 10010-3629	22.41%
SEI Private Trust Company c/o Wachovia Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	19.76%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from High Yield Fund, Strategic Income Fund and Diversified Bond Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from each Fund listed below an annual fee based on each Fund’s average daily net assets. Such fees are computed as of the close of each business day and paid monthly. Each fund's advisory fees are as follows:

Select High Yield Fund
Average Daily Net Assets	Fee
First $1 billion	0.50%
Over $1 billion	0.45%

U.S. Government Fund
Average Daily Net Assets	Fee
First $250 million	0.42%
Next $250 million	0.40%
Next $500 million	0.37%
Over $1 billion	0.35%

Core Bond Fund
Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid	Advisory Fees Waived
April 30, 2006
Core Bond Fund	$9,940,900	$4,347,089
Diversified Bond Fund (1)	$318,872	$295,807
High Yield Fund	$3,797,483	$0
Select High Yield Bond Fund	$2,423,151	$0
Strategic Income Fund	$1,694,089	$0
U.S. Government Fund	$2,239,342	$0
April 30, 2005
Core Bond Fund	$10,826,692	$3,672,472
Diversified Bond Fund (2)	$807,699	$343,119
High Yield Fund	$4,424,216	$0
Select High Yield Bond Fund	$2,942,318	$0
Strategic Income Fund	$1,829,933	$0
U.S. Government Fund	$2,259,133	$0
April 30, 2004
Core Bond Fund	$11,440,564	$3,166,932
Diversified Bond Fund (3)	$628,025	$28,638
High Yield Fund	$4,677,897	$0
Select High Yield Bond Fund	$2,881,565	$0
Strategic Income Fund	$1,970,468	$0
U.S. Government Fund	$2,769,845	$0

For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

For the year ended November 30, 2004.

Sub-Advisors

            Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Core Bond Fund.  As sub-advisor, TAG  manages the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to TAG for its sub-advisory services.

            Evergreen International Advisors (Evergreen International) is the sub-advisor to Strategic Income Fund.  As sub-advisor, Evergreen International manages the Fund’s investments on a day-to-day basis.  The Fund does not pay a direct fee to Evergreen International for its sub-advisory services.

Sub-Advisory Fees Paid

            EIMC pays TAG an annual fee of 0.32% of the average daily total net assets of Core Bond Fund.

            EIMC pays Evergreen International an annual fee of 0.05% of the average daily total net assets of Strategic Income Fund.

Brokerage Commissions

            Below are the brokerage commissions paid by the following Funds for the last three fiscal years or periods. U.S. Government Fund paid no commissions during the periods. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of the SAI.

Fund	Year Ended April 30, 2006	Year Ended April 30, 2005	Year Ended April 30, 2004
Core Bond Fund	$139,146	$120	$5,824
Diversified Bond Fund	$4,975 (1)	$4,293 (2)	$0
High Yield Fund	$60,708	$19,925	$578,656
Strategic Income Fund	$1,677	$0	$1,662
Select High Yield Bond Fund	$134	$0	$0

(1)    For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30,

       effective April 30, 2006.

(2)   For the year ended November 30, 2005.

Brokerage Commissions with Research Firms

            During the fiscal year ended April 30, 2006, the funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that EIMC considers to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund

	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Diversified Bond Fund	$42,548,774	$0
High Yield Fund	$1,258,660,118	$55,694
Select High Yield Bond Fund	$332,725,138	$134
Strategic Income Fund	$280,421,584	$1,424

Portfolio Turnover

            The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by the Evergreen Investment Services, Inc., the principal underwriter for the last three fiscal years or periods. For periods prior to May 1, 2004, underwriting commissions for Diversified Bond Fund were paid to its predecessor principal underwriter. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2006
Core Bond Fund	$554,548	$27,355
Diversified Bond Fund (1)	$91,009	$5,298
High Yield Fund	$640,991	$39,895
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$421,894	$23,530
U.S. Government Fund	$45,531	$2,309
April 30, 2005
Core Bond Fund	$879,148	$37,873
Diversified Bond Fund (2)	$97,887	$6,279
High Yield Fund	$1,663,303	$80,794
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$661,274	$33,882
U.S. Government Fund	$108,487	$5,654
April 30, 2004
Core Bond Fund	$3,718,671	$109,499
Diversified Bond Fund(3)	$202,237	$9,077
High Yield Fund	$7,488,972	$217,417
Select High Yield Bond Fund	$0	$0
Strategic Income Fund	$1,962,185	$64,550
U.S. Government Fund	$305,981	$9,806

(1)    For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30,

        effective April 30, 2006.

(2)   For the year ended November 30, 2005.

(3)   For the year ended November 30, 2004.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2006. Class I shares do not pay 12b-1 fees and Class IS and Class R shares do not pay distribution fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

	Class A		Class B		Class C	Class IS
Fund	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Core Bond Fund	$226,815	$1,106,683	$1,546,352	$515,451	$974,660	$324,887	$125,192
Diversified Bond Fund	$218,001	$45,760	$60,299	$20,100	$83,685	$27,895	N/A
High Yield Fund	$220,124	$1,075,674	$1,469,421	$489,807	$1,804,586	$601,529	N/A
Select High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	$39,380
Strategic Income	$105,885	$516,834	$652,840	$217,614	$553,842	$184,614	N/A
U.S. Government Fund	$43,012	$210,062	$157,961	$52,654	$65,398	$21,799	N/A

	Class R
Fund	Distribution Fee	Service Fee
Core Bond Fund	$0	$53,498

Trustee Compensation

            Listed below is the Trustee compensation paid by the Fund Group for the fiscal year ended April 30, 2006 and by the Evergreen fund complex(1) for the twelve months ended December 31, 2005.  The Trustees do not receive pension or retirement benefits from the Evergreen funds. Patricia B. Norris became a Trustee effective July 1, 2006 and did not receive any compensation from the Trusts for the periods indicated. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Fund Group for the fiscal year ended 4/30/2006	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2005(2)
Charles A. Austin, III	$13,412	$203,500
Shirley L. Fulton	$10,988	$167,000
K. Dun Gifford	$12,332	$186,500
Leroy Keith, Jr.	$10,940	$168,000
Gerald M. McDonnell	$10,940	$168,000
William Walt Pettit	$10,988	$167,000
David M. Richardson	$10,940	$168,000
Russell A. Salton, III	$12,600	$191,500
Michael S. Scofield	$19,849	$285,000
Richard J. Shima	$12,380	$186,500
Richard K. Wagoner	$11,266	$168,000

The Evergreen Fund Complex consists of ten open-end investment management companies representing 89 separate series and 4 closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distributions before the earlier of the first business day of January following (a) a date five years from the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                                                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. Select High Yield Bond Fund does not offer Class A shares.  The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at April 30, 2006. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Core Bond Fund
	$10.24	4.75%	$10.75
Diversified Bond Fund
	$14.25	4.75%	$14.96
High Yield Fund	$3.31	4.75%	$3.48
Strategic Income Fund
	$6.32	4.75%	$6.64
U.S. Government Fund
	$9.81	4.75%	$10.30

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate. EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Average Daily Net Assets

of the Evergreen Funds

(Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Administrative Fees Paid

            Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
April 30, 2006
Core Bond Fund	$4,440,188
Diversified Bond Fund (1)	$136,295
High Yield Fund	$933,553
Select High Yield Bond Fund	$481,969
Strategic Income Fund	$390,018
U.S. Government Fund	$548,275
April 30, 2005
Core Bond Fund	$4,524,091
Diversified Bond Fund (2)	$188,736
High Yield Fund	$1,115,737
Select High Yield Bond Fund	$587,548
Strategic Income Fund	$414,408
U.S. Government Fund	$555,822
April 30, 2004
Core Bond Fund	$4,561,866
Diversified Bond Fund (3)	$0
High Yield Fund	$1,175,122
Select High Yield Bond Fund	$575,909
Strategic Income Fund	$426,439
U.S. Government Fund	$661,181

For the five months ended April 30, 2006.  Diversified Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

For the year ended November 30, 2004.

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker‑dealers and other financial representatives.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                                *   For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.

                                ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

            Below are the transfer agency fees paid by each Fund to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid to ESC for Fiscal Year Ended April 30, 2006
Core Bond Fund	$3,584,548
Diversified Bond Fund	$290,665
High Yield Fund	$1,785,964
Select High Yield Bond Fund	$41,778
Strategic Income Fund	$887,508
U.S. Government Fund	$699,507

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 keeps custody of the Funds’ securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as the counsel to the Funds.

            Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trust.

FINANCIAL STATEMENTS

             The audited financial statements for the Funds for the fiscal year ended April 30, 2006, including notes thereto, and the report of the independent registered public accounting firm thereon, are hereby incorporated into this document by reference to the Funds' April 30, 2006 Annual Reports. The Funds' April 30, 2006 Annual Reports were filed electronically with the SEC on July 6, 2006 (Accession No. 0000936772-06-000114 for Evergreen Select Fixed Income Trust and Accession No. 0000936772-06-000115 for Evergreen Fixed Income Trust). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them off our Web site at Evergreeninvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.   Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.   An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

From Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

                Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, April 30, 2006.

Portfolio Manager		(Assets in thousands)
Parham M. Behrooz	Assets of registered investment companies managed
	Evergreen Balanced Fund (1) ........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund(1), (2)..............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(1)  Mr. Behrooz and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(2) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Adjustable Rate Fund....................................................................	$3,763,435
	Evergreen Managed Income Fund (3)...........................................................	1,176,869
	Evergreen Strategic Income Fund (3) ...........................................................	356,128
	Evergreen U.S. Government Fund..................................................................	536,577
	Evergreen Ultra Short Bond Fund...................................................................	647,884
	Evergreen VA Strategic Income Fund (3)......................................................	91,972
	TOTAL..................................................................................................................	$6,572,865
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	3
	Assets of other pooled investment vehicles managed..............................	$8,965,255
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	6
	Assets of separate accounts managed........................................................	$292,021
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(3) Ms. Brown-Premo is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, she was responsible only for approximately $390.3 million of the $1,625.0 million in assets in these funds.

Robert A. Calhoun	Assets of registered investment companies managed
	Evergreen Balanced Fund (5).........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (5) (6)..............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(5) Mr. Calhoun and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(6) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Mehmet Camurdan	Assets of registered investment companies managed
	Evergreen Balanced Fund (7).........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (7), (8).............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee...............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(7) Mr. Camurdan and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(8) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Eric R. Harper	Assets of registered investment companies managed
	Evergreen Balanced Fund(9)..........................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund(9) (10)............................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(9) Mr. Harper and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(10) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Todd C. Kuimjian	Assets of registered investment companies managed
	Evergreen Balanced Fund (11).......................................................................	$1,507,299
	Evergreen Core Bond Fund.............................................................................	4,369,552
	Evergreen Short Intermediate Bond Fund....................................................	1,154,119
	Evergreen VA Balanced Fund (11) (12).........................................................	83,988
	Evergreen VA Core Bond Fund	52,997
	New Covenant Income Fund...........................................................................	520,622
	Evergreen Institutional Mortgage Portfolio	57,182
	TOTAL..................................................................................................................	$7,745,759
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	6
	Assets of other pooled investment vehicles managed..............................	$2,384,241
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	132
	Assets of separate accounts managed........................................................	$8,779,454
	Number of those subject to performance fee..............................................	1
	Assets of those subject to performance fee.................................................	$288,482

(11) Mr. Kuimjian and the team at TAG are not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2006, the team was responsible only for approximately $448.5 million of the $1,591.3 million in assets in these funds.

	(12) Evergreen VA Foundation Fund was renamed Evergreen VA Balanced Fund on April 18, 2005.

Anthony Norris	Assets of registered investment companies managed....................................
	Evergreen International Balanced Income Fund (13).................................	$235,819
	Evergreen International Bond Fund...............................................................	1,013,974
	Evergreen Managed Income Fund (13).........................................................	1,176,869
	Evergreen Strategic Income Fund (13)..........................................................	356,128
	Evergreen VA Strategic Income Fund (13)....................................................	91,972
	TOTAL..................................................................................................................	$2,874,762
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	8
	Assets of other pooled investment vehicles managed..............................	183,552
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	27
	Assets of separate accounts managed........................................................	$14,221,368
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(13) Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Peter Wilson	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund (14).................................	$235,819
	Evergreen International Bond Fund...............................................................	1,013,974
	Evergreen Managed Income Fund (14).........................................................	1,176,869
	Evergreen Strategic Income Fund (14)	356,128
	Evergreen VA Strategic Income Fund (14)....................................................	91,972
	TOTAL..................................................................................................................	$2,874,762
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	8
	Assets of other pooled investment vehicles managed..............................	183,552
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed.............................................................	27
	Assets of separate accounts managed........................................................	$14,221,368
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

(14) Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Karen DiMeglio	Assets of registered investment companies managed
	Evergreen U.S. Government Fund	$536,577
	TOTAL..................................................................................................................	$536,577
	Those subject to performance fee.................................................................	0
	Number of other pooled investment vehicles managed...................................	0
	Assets of other pooled investment vehicles managed..............................	$0
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed....................................................................	79
	Assets of separate accounts managed........................................................	$1,295,871
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.................................................	$0

Noel McElreath	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund (15)...................................................	$318,702
	TOTAL...........................................................................................................	$318,702
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	4
	Assets of other pooled investment vehicles managed.......................	$2,742,089
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	2
	Assets of separate accounts managed.................................................	$1,029,157
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee.........................................	$0

(15) Mr. McElreath is not fully responsible for the management of the entire Evergreen Diversified Bond Fund. As of April 30, 2006, he was responsible only for approximately $264.5 million of the $318.7 million in assets in this fund.

Michael Lee	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund[1]	$235,819
	Evergreen International Bond Fund........................................................	1,013,974
	Evergreen Managed Income Fund(16)..................................................	1,176,869
	Evergreen Strategic Income Fund(16) ..................................................	356,128
	Evergreen VA Strategic Income Fund(16) .............................................	91,972
	TOTAL...........................................................................................................	$2,874,762
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	8
	Assets of other pooled investment vehicles managed.......................	183,552
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed..............................................	27
	Assets of separate accounts managed.................................................	$14,221,368
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

(16) Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Alex Perrin	Assets of registered investment companies managed
	Evergreen International Balanced Income Fund (17) ....................... [2]	$235,819
	Evergreen International Bond Fund........................................................	1,013,974
	Evergreen Managed Income Fund(17)..................................................	1,176,869
	Evergreen Strategic Income Fund(17)...................................................	356,128
	Evergreen VA Strategic Income Fund(17)..............................................	91,972
	TOTAL...........................................................................................................	$2,874,762
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	8
	Assets of other pooled investment vehicles managed.......................	183,552
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed..............................................	27
	Assets of separate accounts managed.................................................	$14,221,368
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.........................................	$0

(17) Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen International Balanced Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2006, he was responsible only for approximately $543.0 million of the $1,860.6 million in assets in these funds.

Douglas Williams	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund (18)...................................................	$318,702
	TOTAL...........................................................................................................	$318,702
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed....................	4
	Assets of other pooled investment vehicles managed.......................	$2,742,089
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	2
	Assets of separate accounts managed.................................................	$1,029,157
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee.................................................	$0

(18) Mr. Williamsis not fully responsible for the management of the entire Evergreen Diversified Bond Fund. As of April 30, 2006, he was responsible only for approximately $264.5 million of the $318.7 million in assets in this fund.

Gary Pzegeo	Assets of registered investment companies managed
	Evergreen Diversified Bond Fund (19)...................................................	$318,702
	Evergreen Utilities & High Income Fund (19).......................................	$275,116
	Evergreen Select High Yield Bond Fund................................................	$446,958
	Evergreen Income Advantage Fund.......................................................	$953,158
	Evergreen Managed Income Fund (19).................................................	$1,176,869
	Evergreen Strategic Income Fund (19)..................................................	$356,128
	Evergreen VA Strategic Income Fund (19).............................................	$91,972
	Evergreen VA High Income Fund............................................................	$41,644
	Evergreen High Yield Bond Fund............................................................	$815,995
	Sentinel Capital Markets Income Fund (19)..........................................	$60,236
	TOTAL...........................................................................................................	$4,536,778
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed............................	4
	Assets of other pooled investment vehicles managed.......................	$165,485
	Number of those subject to performance fee.......................................	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed......................................................	10
	Assets of separate accounts managed.................................................	$495,980
	Number of those subject to performance fee.......................................	0

(1) As of April 30, 2006, the high yield team was not fully responsible for the management of the entire portfolios of Evergreen Diversified Bond Fund, Evergreen Utilities & High Income Fund, Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Sentinel Capital Markets Income Fund.  As of April 30, 2006, the High Yield team was responsible only for approximately $935.2 million of the $2,279 million in assets in these funds.

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC, TAG and EIA have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC, TAG and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC, TAG and EIA receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund.  EIMC, TAG and EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, TAG and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  TAG and EIA have similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Code of Ethics of TAG and EIA have similar provisions.

Compensation.  For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Parham M. Behrooz...................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Lisa Brown-Premo......................	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Multi Sector Income Lipper Ultra Short Obligation Funds
Robert A. Calhoun......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Mehmet Camurdan.....................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Karen DiMeglio..........................	Lipper Short Investment Grade Lipper Intermediate U.S. Government
Eric R. Harper............................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Todd C. Kuimjian.......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Michael Lee...............................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income Index Lipper Global Income CE Index
Noel McElreath..........................	Lipper Corporate Debt Funds BBB Rated Universe
Anthony Norris...........................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income
Alex Perrin................................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income Index Lipper Global Income CE Index
Douglas Williams.......................	Lipper Corporate Debt Funds BBB Rated Universe
Peter Wilson.............................	Lipper Global Income Lipper Institutional Money Market Lipper International Income Lipper Multi Sector Income
Gary Pzegeo.............................	Callan High Yield Lipper High Yield Lipper Multi Sector Income

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees, but certain benefits may not be available to EIA employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended April 30, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Core Bond Fund

Parham M. Behrooz...................	$10,001 - $50,000
Robert A. Calhoun......................	$50,001 - $100,000
Mehmet Camurdan.....................	$1 - $10,000
Eric R. Harper............................	$1 - $10,000
Todd C. Kuimjian.......................	$1 - $10,000
Evergreen Diversified Bond Fund
Douglas Williams.......................	$10,001-$50,000
Gary Pzegeo.............................	$0(a)
Noel McElreath..........................	$1 - $10,000
Evergreen High Yield Bond Fund

Gary Pzegeo.............................	$0(a)
Evergreen Select High Yield Bond Fund

Gary Pzegeo.............................	$0(a)
Evergreen Strategic Income Fund

Lisa Brown-Premo......................	$10,001 - $50,000
Gary Pzegeo.............................	$0(a)
Anthony Norris...........................	$0(b)
Peter Wilson.............................	$0(b)
Alex Perrin................................	$0(b)
Michael Lee...............................	$0(b)
Evergreen U.S. Government Fund

Lisa Brown-Premo......................	$10,001 - $50,000
Karen DiMeglio..........................	$1 - $10,000
Evergreen Institutional Mortgage Portfolio(c)

Parham M. Behrooz...................	$0
Robert A. Calhoun......................	$0
Mehmet Camurdan.....................	$0
Eric R. Harper............................	$0
Todd C. Kuimjian.......................	$0

Mr. Pzegeo was not the portfolio manager of the Fund as of the fiscal year ended April 30, 2006.

Messrs. Norris, Wilson, Perrin and Lee are non-U.S. residents and therefore do not hold shares of the Evergreen funds.

Evergreen Institutional Mortgage Portfolio is sold primarily to institutional investors with a $1 million dollar minimum investment.

Portfolio Manager
Holdings in Evergreen Family of Funds
Parham M. Behrooz...................	$50,001 – $100,000
Lisa Brown-Premo......................	$500,001 – $1,000,000
Robert A. Calhoun......................	$100,001 – $500,000
Mehmet Camurdan.....................	$1 – $10,000
Karen DiMeglio..........................	$1 – $10,000
Eric R. Harper............................	$10,001 – $50,000
Todd C. Kuimjian.......................	$50,001 – $100,000
Michael Lee...............................	$0(a)
Noel McElreath..........................	$10,001-$50,000
Anthony Norris...........................	$0(a)
Alex Perrin................................	$0(a)
Peter Wilson.............................	$0(a)
Douglas Williams.......................	$10,001-$50,000
Gary Pzegeo.............................	$0(b)

(a)        Messrs. Norris, Wilson, Perrin and Lee are non-U.S. residents and therefore do                              not hold shares of the Evergreen funds.

(b)        Mr. Pzegeo was not the portfolio manager of the Fund as of the fiscal year ended

            April 30, 2006.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – 1,000,000
Christopher Conkey.......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro.................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended April 30, 2006, the Executive Committee held 22 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

            The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia A. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended April 30, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended April 30, 2006, the

12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended April 30, 2006, the Performance Committee held 6 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	Former Partner, PricewaterhouseCoopers, LLP	89 [2]	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1       Each Trustee, except Mses. Fulton and Norris, serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office. As new Trustees, Ms. Fulton's and Ms. Norris’ initial terms end March 31, 2007 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office by the Trustees.

2          Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3       Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen funds complex, as of December 31, 2005. Patricia B. Norris became a member of the Board of Trustees as of July 1, 2006. As of the date of her election to the Board of Trustees, Ms. Norris did not have any holdings in the Evergreen funds.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund[1]	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund[1]	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$50,001-$100,000
	Evergreen Growth Fund[1]	$50,001-$100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	$10,001-$50,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund[2]	$50,001-$100,000
Shirley L. Fulton[3]	Evergreen Asset Allocation Fund[1]	$10,001-$50,000	Over $100,000
	Evergreen Small Cap Value Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund[1]	$10,001-$50,000
	Evergreen Disciplined Value Fund[1]	$10,001-$50,000
	Evergreen International Equity Fund[1]	$10,001-$50,000
K. Dun Gifford[3]	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell[4]	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$1-$10,000
	Evergreen Emerging Growth Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund[2]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[1]	Over $100,000
	Evergreen International Equity Fund[1]	$1-$10,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[1]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3       Information for Ms. Fulton and Mr. Gifford has been updated to reflect holdings as of July 26, 2006.

4       In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place.Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies onratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AaBonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D TheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or -may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not PrimeIssuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

June 10, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;
  Attendance at board and committee meetings;
  Corporate governance provisions and takeover activity;
  Disclosures under Section 404 of the Sarbanes-Oxley Act;
  Long-term company performance relative to a market and peer index;
  Extent of the director’s investment in the company;
  Existence of related party transactions;
  Whether the chairman is also serving as CEO;
  Whether a retired CEO sits on the board;
  Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
  A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
  Two-thirds independent board;
  All-independent key committees;
  Established governance guidelines;
  The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

  Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
  The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
  The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
  An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
  The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
  Market reaction - How has the market responded to the proposed deal?
  Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
  Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
  Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

  Stock ownership guidelines with a minimum of three times the annual cash retainer.
  Vesting schedule or mandatory holding/deferral period:

  A minimum vesting of three years for stock options or restricted stock; or
  Deferred stock payable at the end of a three-year deferral period.
  A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites for non-employee directors; and
  A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  There is a disconnect between CEO pay and the company’s performance;
  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;
  The company intends to pursue operations in the ANWR; and
  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;
  The company already evaluates and substantially discloses such information; or,
  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s net asset value;
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; and
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.